UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2016
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements with Certain Officers.
The Board of Directors (the “Board”) of Alaska Air Group, Inc. (the “Company”) previously adopted the Alaska Air Group, Inc. 2016 Performance Incentive Plan (the “2016 Plan”), subject to stockholder approval of the 2016 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the 2016 Plan.

The following summary of the 2016 Plan is qualified in its entirety by reference to the text of the 2016 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2016 Plan. The Board has delegated general administrative authority for the 2016 Plan to the Compensation Committee of the Board. The administrator of the 2016 Plan has broad authority under the 2016 Plan to, among other things, select participants and determine the types of awards that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2016 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of shares of the Company’s common stock (the “Common Stock”) that may be issued or transferred pursuant to awards under the 2016 Plan equals: (1) 5,756,807 (which represents the number of shares that were available for additional award grant purposes under the Alaska Air Group, Inc. 2008 Performance Incentive Plan (the “2008 Plan”) immediately prior to the termination of the authority to grant new awards under the 2008 Plan as of May 12, 2016, the date of stockholder approval of the 2016 Plan), plus (2) the number of any shares subject to stock options granted under the 2008 Plan and outstanding as of May 12, 2016 which expire, or for any reason are canceled or terminated, after that date without being exercised, plus (3) the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2008 Plan that are outstanding and unvested as of May 12, 2016 which are forfeited, terminated, canceled, or otherwise reacquired after that date without having become vested (with such any shares taken into account based on the premium share-counting rule discussed below for full-value awards).

Shares issued in respect of any “full-value award” granted under the 2016 Plan will be counted against the share limit described in the preceding paragraph as 1.7 shares for each share actually issued in connection with the award. For example, if the Company granted 100 shares of Common Stock under the 2016 Plan, 170 shares would be charged against the share limit with respect to that award. For this purpose, a “full-value award” means any award granted under the plan other than a stock option or stock appreciation right.

Except as described in the next sentence, shares that are subject to or underlie awards granted under the 2016 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2016 Plan will not be counted against the plan’s share limit and will be available for subsequent awards under the 2016 Plan.  Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2016 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award, will be counted against the plan’s share limit and will not be available for subsequent awards under the 2016 Plan.  To the extent that an award granted under the 2016 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the plan’s share limit and will be available for subsequent awards under the 2016 Plan.  In the event that shares are delivered in respect of a dividend equivalent right granted under the 2016 Plan, the number of shares delivered with respect to the award will be counted against the plan’s share limit.  To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under the 2016 Plan, the number of underlying shares as to which the exercise related will be counted against the plan’s share limit, as opposed to only counting the shares issued.

The types of awards that may be granted under the 2016 Plan include stock options, stock appreciation rights, restricted stock, stock units, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2016 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    The Company’s Annual Meeting of Stockholders was held on May 12, 2016.

(b)    At the Annual Meeting, all eleven directors were elected for one-year terms expiring on the date of the Annual Meeting in 2017.  The results of the voting in the election of directors were as follows:

Proposal 1.  Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	97,934,760	1,387,061	141,874	12,393,291
Marion C. Blakey	99,200,973	122,553	140,169	12,393,291
Phyllis J. Campbell	86,330,668	12,991,057	141,970	12,393,291
Dhiren R. Fonseca	99,191,826	120,217	151,652	12,393,291
Jessie J. Knight, Jr.	97,796,543	1,520,105	147,047	12,393,291
Dennis F. Madsen	98,742,564	576,369	144,762	12,393,291
Helvi K. Sandvik	99,200,842	117,710	145,143	12,393,291
Katherine J. Savitt	99,152,598	168,131	142,966	12,393,291
J. Kenneth Thompson	96,890,114	2,425,389	148,192	12,393,291
Bradley D. Tilden	96,695,430	2,434,802	333,463	12,393,291
Eric K. Yeaman	99,203,560	115,332	144,803	12,393,291

The results of voting on Proposals 2 through 4 were as follows:

Proposal 2.	A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:
Number of Votes
For	98,084,942
Against	1,061,748
Abstain	317,005
Broker Non-votes	12,393,291

Proposal 3.	A board proposal to approve the Company’s new 2016 Performance Incentive Plan:
Number of Votes
For	94,853,311
Against	4,402,078
Abstain	208,306
Broker Non-votes	12,393,291

Proposal 4.	A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2016:

Number of Votes
For	111,017,306
Against	631,133
Abstain	208,547

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number            Description

10.1            Alaska Air Group, Inc. 2016 Performance Incentive Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 17, 2016

/s/ Kyle B. Levine
Kyle B. Levine
Vice President Legal and General Counsel